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                                                                    Exhibit 10.1

                                                                      BANK LEUMI

                                               February 12, 2004


Mr. Gary Granoff
Elk Associates Funding Corp.
747 Third Avenue
New York, NY 10017

Dear Gary:

We are pleased to confirm that we hold available a line of credit for Elk Associates Funding Corp. in the amount of $8,000,000.00 subject to various terms and conditions as discussed with you.

Credit availability under this line is also subject to the receipt of and continuing satisfaction with current financial and other information which current information is to be furnished by you to the Bank as we may, from time to time, require.

The line of credit expires on October 31, 2004.

As in the past, the line of credit may be withdrawn at the Bank's sole discretion at any time.

If you have any questions, please call me.

                                                       Very truly yours,


                                                       By: /s/ Iris Schechter
                                                           ---------------------
                                                           Iris Schechter
                                                           Vice President

IS/r